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                                                                    EXHIBIT 10.2

                      1995 DIRECTORS STOCK INCENTIVE PLAN
                                       OF
                       UNION PACIFIC RESOURCES GROUP INC.
                                AND SUBSIDIARIES

                                SECOND AMENDMENT


The following represents the SECOND AMENDMENT to the above-referenced Plan, following its amendment and restatement effective July 14, 1998, made by the Board, subject to shareholder approval, at its January 21, 1999 meeting:

         1. Section 4(a) is amended by substituting "1,500,000" for "1,000,000".

         2. The foregoing amendment is effective on the date approved by the shareholders.

         3. Except as amended herein, all other terms and provisions shall remain in full force and effect.